UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 23, 2013

FLORIDA GAMING CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-9099	59-1670533
(State or other jurisdiction	(Commission File No.)	(I.R.S. Employer
of incorporation)		Identification No.)

3500 NW 37th Avenue, Miami, FL 33142
(Address of principal executive offices) (Zip code)

(812) 945-7211

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

As previously reported, on August 19, 2013, Florida Gaming Corporation and its wholly-owned subsidiary, Florida Gaming Centers, Inc., each filed voluntary petitions in the United States Bankruptcy Court for the Southern District of Florida (the “Bankruptcy Court”) seeking relief under the provisions of Chapter 11 of Title 11 of the United States Bankruptcy Code.

On October 23, 2013, the Bankruptcy Court authorized Florida Gaming Corp. and Florida Gaming Centers to use cash collateral on a final basis. Pursuant to that authorization, the Companies are permitted to operate in the ordinary course of business during the pendency of their Chapter 11 proceedings. The Debtors have also agreed to commence a Section 363 sale process that would culminate in the sale of the Florida Gaming Centers assets in or about March 2014. Additionally, the Companies agreed to the entry of an order allowing the previously appointed state court receiver, David Jonas, to continue to serve as an excused receiver pursuant to Section 543(d) of the Bankruptcy Code.

Forward-Looking Statements

Certain of the information contained in this report and the exhibits hereto should be considered "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 that reflect Florida Gaming Corporation's current views with respect to certain current and future events and financial performance. Such forward-looking statements are and will be, as the case may be, subject to many risks, uncertainties and factors relating to the operations and business environments of Florida Gaming Corporation and its subsidiaries that may cause the actual results of the companies to be materially different from any future results expressed or implied in such forward-looking statements. Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, the following: the ability of the companies to continue as going concerns; the companies' ability to obtain court approval with respect to motions in the Chapter 11 proceeding prosecuted from time to time; the ability of the companies to develop, prosecute, confirm and consummate one or more plans of reorganization with respect to the Chapter 11 cases; risks associated with third parties seeking and obtaining court approval to terminate or shorten the exclusivity period for the companies to propose and confirm one or more plans of reorganization, for the appointment of a Chapter 11 trustee or to convert the cases to Chapter 7 cases; the ability of the companies to obtain and maintain normal terms with vendors and service providers; the companies' ability to maintain contracts that are critical to operations; the potential adverse impact of the Chapter 11 cases on the companies' liquidity or results of operations; the ability of the companies to attract, motivate and/or retain key executives and associates; the ability of the companies to attract and retain customers; competitive pressures in the gaming industry; government legislation and regulation; and other risks and uncertainties set forth from time to time in Florida Gaming Corporation's reports to the U.S. Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FLORIDA GAMING CORPORATION

Date: October 29, 2013	By	/s/ W. Bennett Collett, Jr.
W. Bennett Collett, Jr.
Chief Executive Officer